June 26, 2003
                           DREYFUS MONEY MARKET FUNDS

                       SUPPLEMENT TO CURRENT PROSPECTUSES


      The following information supplements the information contained in the section of the Prospectus entitled "Expenses":

      From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of a fund, or a particular class of a fund, during periods when fixed expenses have a significant impact on the yield of a fund, or a particular class of a fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

                                                                DMMs0603